UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2006

LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30141	13-3861628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

462 Seventh Avenue, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 609-4200

_____________________ (Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by LivePerson, Inc. (“ LivePerson”) on July 24, 2006, to include the historical financial statements of the business acquired, Proficient Systems, Inc. (“Proficient”), and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of Proficient and subsidiaries are filed as Exhibit 99.2 to this report and incorporated in their entirety into this Item 9.01(a) by reference:

•
unaudited consolidated balance sheets as of June 30, 2006 and 2005, and unaudited consolidated statements of operations, changes in stockholders’ equity and cash flows for the six months ended June 30, 2006 and 2005; and

•	audited balance sheets as of December 31, 2005 and 2004, and audited statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2005 and 2004.

(b) Pro Forma Financial Information.

The pro forma financial information as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005 is furnished as Exhibit 99.3 to this report and incorporated in its entirety into this Item 9.01(b) by reference.

(d) Exhibits. The following documents are included as exhibits to this report:

2.1
Agreement and Plan of Merger, dated as of June 22, 2006, among LivePerson, Inc., Soho Acquisition Corp., Proficient Systems, Inc. and Gregg Freishtat as Shareholders’ Representative (incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K filed by LivePerson on June 22, 2006)

23.1	Consent of Independent Public Accountants

99.1	Press release issued July 19, 2006 (incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K filed by LivePerson on July 24, 2006)

1

99.2	Financial Statements of Proficient Systems, Inc.:

Independent Accountants’ Review Report
Consolidated Balance Sheets as of June 30, 2006 and 2005 (unaudited)
Consolidated Statements of Operations for the six months ended June 30, 2006 and 2005 (unaudited)
Consolidated Statements of Changes in Stockholders’ Equity for the six months ended June 30, 2006 and 2005 (unaudited)
Consolidated Statements of Cash Flows for the six months ended June 30, 2006 and 2005 (unaudited)
Notes to Consolidated Financial Statements (unaudited)
Independent Auditors’ Report
Balance Sheets as of December 31, 2005 and 2004
Statements of Operations for the years ended December 31, 2005 and 2004
Statements of Changes in Stockholders’ Equity for the years ended December 31, 2005 and 2004
Statements of Cash Flows for the years ended December 31, 2005 and 2004
Notes to Financial Statements

99.3	Pro Forma Financial information as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date: September 20, 2006	By:	/s/ TIMOTHY E. BIXBY
Timothy E. Bixby
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

2.1
Agreement and Plan of Merger, dated as of June 22, 2006, among LivePerson, Inc., Soho Acquisition Corp., Proficient Systems, Inc. and Gregg Freishtat as Shareholders’ Representative (incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K filed by LivePerson on June 22, 2006)

23.1	Consent of Independent Public Accountants

99.1	Press release issued July 19, 2006 (incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K filed by LivePerson on July 24, 2006)

99.2	Financial Statements of Proficient Systems, Inc.:

Independent Accountants’ Review Report
Consolidated Balance Sheets as of June 30, 2006 and 2005 (unaudited)
Consolidated Statements of Operations for the six months ended June 30, 2006 and 2005 (unaudited)
Consolidated Statements of Changes in Stockholders’ Equity for the six months ended June 30, 2006 and 2005 (unaudited)
Consolidated Statements of Cash Flows for the six months ended June 30, 2006 and 2005 (unaudited)
Notes to Consolidated Financial Statements (unaudited)
Independent Auditors’ Report
Balance Sheets as of December 31, 2005 and 2004
Statements of Operations for the years ended December 31, 2005 and 2004
Statements of Changes in Stockholders’ Equity for the years ended December 31, 2005 and 2004
Statements of Cash Flows for the years ended December 31, 2005 and 2004
Notes to Financial Statements

99.3	Pro Forma Financial information as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005